AMENDMENT NO. 1

TO

MANAGEMENT AGREEMENT

WHEREAS, MORGAN STANLEY SMITH BARNEY SPECTRUM STRATEGIC L.P., a Delaware limited partnership (the “Partnership”), CERES MANAGED FUTURES LLC, a Delaware limited liability company (“CMF”), and AVENTIS ASSET MANAGEMENT, LLC, a California limited liability company (the “Advisor”), have agreed to amend the Management Agreement (the “Management Agreement”), dated as of December 1, 2011, among the Partnership, CMF and the Advisor, to reduce the monthly management fee rate payable to the Advisor.  Capitalized terms used and not otherwise defined herein have the meanings ascribed to such terms in the Management Agreement.

WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendments set forth below.

NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

1.           The monthly fee for professional management services rate referred to in clause (a)(ii) of the Section entitled “Compensation” in the Management Agreement is hereby reduced to a monthly management fee rate equal to 1/12 of 1.25% (a 1.25% annual rate).

2.           The foregoing amendment shall take effect as of the 1st day of March, 2014.

3.           This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same agreement.

4.           This Amendment No. 1 shall be governed and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, this Amendment to the Management Agreement has been executed for and on behalf of the undersigned as of the 7th day of February, 2014.

CERES MANAGED FUTURES LLC

By:	/s/ Alper Daglioglu________

Alper Daglioglu

President and Director

MORGAN STANLEY SMITH BARNEY SPECTRUM STRATEGIC L.P.

By: Ceres Managed Futures LLC

(General Partner)

By:	/s/ Alper Daglioglu________

Alper Daglioglu

President and Director

AVENTIS ASSET MANAGEMENT, LLC

By:	/s/ Steven Hwang_________

Name: Steven Hwang

Title: Chief Operating Officer